UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2022

MINIM, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37649	04-2621506
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

848 Elm Street Manchester, NH 03101

(Address of principal executive offices, including zip code)

(833) 966-4646
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 24013e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Stock, $.01 par value per share	MINM	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 8, 2022, Minim, Inc. (the “Company”) announced that Nicole Zheng notified the Company of her intention to resign as the Company’s President and Chief Marketing Officer in order to pursue a new opportunity with a private company. Ms. Zheng is committed to an orderly transition of her duties and will remain with the Company until August 26, 2022 (the “Separation Date”). Ms. Zheng’s departure is not related to any disagreement with the Company. The Company does not plan to hire a replacement for the role of President and Chief Marketing Officer.

The Company has entered into a transition and separation agreement with Ms. Zheng (“Agreement”). Pursuant to the Agreement, Ms. Zheng will continue to serve as the Company’s President and Chief Marketing Officer through the Separation Date (such period through the Separation Date, the “Transition Period”). During the Transition Period, Ms. Zheng will be paid her current base salary and remain eligible to participate in the Company’s health and welfare benefit plans. Subject to continued employment during the Transition Period, 20,000 of Ms. Zheng’s restricted stock units will be fully vested as of the Separation Date. The Agreement provides for customary general releases and waivers of claims by Ms. Zheng against the Company. The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

The Company issued a press release on July 8, 2022 announcing the resignation of President and Chief Marketing Officer Nicole Zheng. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

The information in the press release is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report, including Exhibit 99.1, will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title
99.1	Press release of Minim, Inc., dated July 8, 2022.
10.1	Transition and Separation Agreement, dated July 8, 2022, between Minim, Inc. and Nicole Hayward Zheng.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	July 8, 2022	MINIM, INC.

		By:	/s/ Mehul Patel
		Name:	Mehul Patel
		Title:	Chief Financial Officer